                                                                    EXHIBIT 99.1
(TRANSOCEAN LOGO)

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

NO UNAUTHORIZED PUBLICATION OR USE. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

CLIENT CONTRACT DURATION AND DAYRATES AND RISKS ASSOCIATED WITH OPERATIONS. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

FORWARD-LOOKING STATEMENT

The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and letters of intent. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore and U.S. inland marine oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, possible cancellation or suspension of letters of intent, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity,the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the most recently completed fiscal year,in the Company's Forms 10-Q for subsequent periods and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.


FLEET CLASSIFICATION. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled "Other Floaters" represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

This report does not include contract status information for the fleet of TODCO, a publicly traded company in which Transocean owns a majority voting interest.


                             Transocean Inc. Fleet                        Page 1

(TRANSOCEAN LOGO)

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : November 29, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                         Current
                                                                                                                         Contract
Dynamically positioned   *      Floater     Yr. Entered(1)    Water          Drilling                                   Start/Idle
Rig Type/Name                    Type          Service      Depth (ft.)       Depth      Location         Client           Date
-----------------------------------------------------------------------------------------------------------------------------------
High Specification Floaters:
5th Generation Deepwater(13)
-----------------------------------------------------------------------------------------------------------------------------------
Discoverer Deep Seas             ship   *        2001         10,000          35,000     USGOM         ChevronTexaco      Jan-01
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM                            Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM         CHEVRONTEXACO      Jan-06
-----------------------------------------------------------------------------------------------------------------------------------
Discoverer Enterprise            ship   *        1999         10,000          35,000     USGOM         BP                 Dec-99
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM         BP                 Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Discoverer Spirit                ship   *        2000         10,000          35,000     USGOM         Unocal             Sep-00
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Discovery              ship   *        2000         10,000          30,000     Nigeria       ChevronTexaco      Jul-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Nigeria       ExxonMobil         Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Nigeria                          Jul-05
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Frontier               ship   *        1999         10,000          30,000     Brazil        Petrobras          Mar-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Brazil                           Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Millennium             ship   *        1999         10,000          30,000     USGOM         NEWFIELD           Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM         Anadarko           Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Pathfinder             ship   *        1998         10,000          30,000     Enroute                          Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Nigeria       DEVON              Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Expedition(9)          ship   *        1999         10,000          30,000     Brazil        Petrobras          Oct-99
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Brazil                           Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Horizon                semi   *        2001         10,000          30,000     USGOM         BP                 Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
Cajun Express                    semi   *        2001          8,500          25,000     USGOM         Dominion           Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM         Dominion           Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM         CHEVRONTEXACO      Jun-05
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Nautilus(4)            semi            2000          8,000          30,000     USGOM         Shell              Jun-00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM                            Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
Sedco Energy                     semi   *        2001          7,500          25,000     Nigeria       CHEVRONTEXACO      Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco Express(9)                 semi   *        2001          7,500          25,000     Brazil        Petrobras          Jan-03
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Brazil                           Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Angola        BP                 Apr-05
-----------------------------------------------------------------------------------------------------------------------------------

Other Deepwater(15)
-----------------------------------------------------------------------------------------------------------------------------------
Deepwater Navigator              ship   *        2000          7,200          25,000     Brazil        Petrobras          Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Brazil                           Apr-05
-----------------------------------------------------------------------------------------------------------------------------------
Discoverer 534                   ship   *      1975/1991       7,000          25,000     India         Reliance           Dec-03
-----------------------------------------------------------------------------------------------------------------------------------
Discoverer Seven Seas            ship   *      1976/1997       7,000          25,000     India         ONGC               Feb-04
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Marianas              semi            1998          7,000          25,000     USGOM         Nexen              Aug-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         USGOM         MURPHY             Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 707(9)                     semi   *      1976/1997       6,500          25,000     Brazil        Petrobras          Feb-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Brazil                           Sep-05
-----------------------------------------------------------------------------------------------------------------------------------
Jack Bates                       semi          1986/1997       5,400          30,000     Australia     Santos             Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Australia     Woodside           Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Australia     Woodside           Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
Peregrine I(5)                   ship   *        1996          5,280          25,000     Brazil                           Apr-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 709                        semi   *      1977/1999       5,000          25,000     Ivory Coast   CNR                Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Ivory Coast   CNR                Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Nigeria                          Mar-05
-----------------------------------------------------------------------------------------------------------------------------------
M.G. Hulme, Jr.(6)               semi          1983/1996       5,000          25,000     Nigeria                          Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Richardson            semi            1988          5,000          25,000     Ivory Coast   CNR                Oct-03
-----------------------------------------------------------------------------------------------------------------------------------
Jim Cunningham                   semi          1982/1995       4,600          25,000     Malta                            Oct-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Egypt         BG                 Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 710(9)                     semi   *        1983          4,500          25,000     Brazil        Petrobras          Oct-01
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Rather                semi            1988          4,500          25,000     Enroute                          Oct-04
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Leader(10)            semi          1987/1997       4,500          25,000     Norway        Statoil            Jul-04
-----------------------------------------------------------------------------------------------------------------------------------
Sovereign Explorer               semi            1984          4,500          25,000     Trinidad      BG                 Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Venezuela     Statoil            Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Trinidad      BG                 Feb-05
-----------------------------------------------------------------------------------------------------------------------------------

Other High Specification(4)
-----------------------------------------------------------------------------------------------------------------------------------
Henry Goodrich                   semi            1985          2,000          30,000     E. Canada     Terra Nova         Feb-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         E. Canada                        Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
Paul B. Loyd, Jr.                semi            1987          2,000          25,000     UKNS          BP                 Mar-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS          BP                 Mar-05
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Arctic                semi            1986          1,650          25,000     NNS           Statoil            Aug-04
-----------------------------------------------------------------------------------------------------------------------------------
Polar Pioneer                    semi            1985          1,500          25,000     NNS           Statoil            Nov-04
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Current         Previous
                                            Estimated(2)               Contract         Contract
Rig Type/Name                                Expiration                Dayrate(3)       Dayrate(3)
--------------------------------------------------------------------------------------------------
High Specification Floaters:
5th Generation Deepwater(13)
--------------------------------------------------------------------------------------------------
Discoverer Deep Seas                                         Jan-06      $205,000             N/A
--------------------------------------------------------------------------------------------------
                                    planned 14-day shipyard program                      $205,000
--------------------------------------------------------------------------------------------------
                                                             Jan-07      $240,000        $205,000
--------------------------------------------------------------------------------------------------
Discoverer Enterprise                                        Dec-04      $198,600             N/A
--------------------------------------------------------------------------------------------------
                                                             Dec-07      $182,500        $198,600
--------------------------------------------------------------------------------------------------
Discoverer Spirit                                            Sep-05      $204,000             N/A
--------------------------------------------------------------------------------------------------
Deepwater Discovery                                          Dec-04      $165,000        $165,000
--------------------------------------------------------------------------------------------------
                                                             Jan-05      $170,000        $165,000
--------------------------------------------------------------------------------------------------
                                    planned 14-day shipyard program                      $170,000
--------------------------------------------------------------------------------------------------
Deepwater Frontier                                           Jan-06      $145,000        $158,000
--------------------------------------------------------------------------------------------------
                                    planned 14-day shipyard program                      $145,000
--------------------------------------------------------------------------------------------------
Deepwater Millennium                                         Dec-04      $180,000        $140,000
--------------------------------------------------------------------------------------------------
                                                             May-05      $200,000        $195,000
--------------------------------------------------------------------------------------------------
Deepwater Pathfinder                 30-day mobilization to Nigeria                      $175,000
--------------------------------------------------------------------------------------------------
                                                             Apr-06      $190,000        $175,000
--------------------------------------------------------------------------------------------------
Deepwater Expedition(9)                                      Sep-05      $135,000             N/A
--------------------------------------------------------------------------------------------------
                                    planned 7-day shipyard program                       $135,000
--------------------------------------------------------------------------------------------------
Deepwater Horizon                                            Sep-05      $165,000        $200,000
--------------------------------------------------------------------------------------------------
Cajun Express                                                Dec-04      $125,000        $155,000
--------------------------------------------------------------------------------------------------
                                                             May-05      $140,000        $125,000
--------------------------------------------------------------------------------------------------
                                                             Jun-07      $207,300        $140,000
--------------------------------------------------------------------------------------------------
Deepwater Nautilus(4)                                        Jun-05      $201,800             N/A
--------------------------------------------------------------------------------------------------
                                    planned 14-day shipyard program                      $201,800
--------------------------------------------------------------------------------------------------
Sedco Energy                                                 Dec-04      $175,000        $186,400
--------------------------------------------------------------------------------------------------
Sedco Express(9)                                             Dec-04      $125,000        $110,000
--------------------------------------------------------------------------------------------------
                                     135 day shipyard program / mob
--------------------------------------------------------------------------------------------------
                                                             Apr-08      $165,000        $125,000
--------------------------------------------------------------------------------------------------

Other Deepwater(15)
--------------------------------------------------------------------------------------------------
Deepwater Navigator                                          Mar-05      $ 99,300        $ 94,300
--------------------------------------------------------------------------------------------------
                                    planned 30-day shipyard program                      $ 99,300
--------------------------------------------------------------------------------------------------
Discoverer 534                                               Dec-04      $110,000        $110,000
--------------------------------------------------------------------------------------------------
Discoverer Seven Seas                                        Feb-07      $125,000        $125,000
--------------------------------------------------------------------------------------------------
Transocean Marianas                                          Dec-04      $ 90,000        $ 85,000
--------------------------------------------------------------------------------------------------
                                                             Apr-05      $150,000        $ 90,000
--------------------------------------------------------------------------------------------------
Sedco 707(9)                                                 Nov-05      $100,000        $100,000
--------------------------------------------------------------------------------------------------
                                    planned 20-day shipyard program                      $100,000
--------------------------------------------------------------------------------------------------
Jack Bates                                                   Dec-04      $125,000        $ 85,000
--------------------------------------------------------------------------------------------------
                                                             Feb-05      $125,000        $125,000
--------------------------------------------------------------------------------------------------
                                                             Dec-05      $ 89,000        $125,000
--------------------------------------------------------------------------------------------------
Peregrine I(5)                                                 idle                      $ 70,000
--------------------------------------------------------------------------------------------------
Sedco 709                                                    Jan-05      $ 70,000        $150,000
--------------------------------------------------------------------------------------------------
                                                             Mar-05      $ 80,000        $ 70,000
--------------------------------------------------------------------------------------------------
                                    planned 21-day shipyard program
--------------------------------------------------------------------------------------------------
M.G. Hulme, Jr.(6)                                             idle                      $ 85,000
--------------------------------------------------------------------------------------------------
Transocean Richardson                                        Oct-05      $ 85,000        $ 45,000
--------------------------------------------------------------------------------------------------
Jim Cunningham                    90 day shipyard program - repairs                      $ 65,000
--------------------------------------------------------------------------------------------------
                                                             Jul-05      $ 65,000        $ 65,000
--------------------------------------------------------------------------------------------------
Sedco 710(9)                                                 Oct-06      $109,500        $ 71,000
--------------------------------------------------------------------------------------------------
Transocean Rather                     mobilization to the North Sea                      $ 95,000
--------------------------------------------------------------------------------------------------
Transocean Leader(10)                                        Sep-05      $173,500        $107,500
--------------------------------------------------------------------------------------------------
Sovereign Explorer                                           Dec-04      $ 65,000        $ 85,000
--------------------------------------------------------------------------------------------------
                                                             Feb-05      $ 65,000        $ 65,000
--------------------------------------------------------------------------------------------------
                                                             Aug-05      $ 65,000        $ 65,000
--------------------------------------------------------------------------------------------------

Other High Specification(4)
--------------------------------------------------------------------------------------------------
Henry Goodrich                                               Feb-05      $106,600        $116,600
--------------------------------------------------------------------------------------------------
                                    planned 28-day shipyard program                      $106,600
--------------------------------------------------------------------------------------------------
Paul B. Loyd, Jr.                                            Mar-05      $120,000        $107,500
--------------------------------------------------------------------------------------------------
                                                             Mar-07      $144,000        $120,000
--------------------------------------------------------------------------------------------------
Transocean Arctic                                            Mar-06      $168,000        $200,000
--------------------------------------------------------------------------------------------------
Polar Pioneer                                                Jul-06      $170,000        $110,200
--------------------------------------------------------------------------------------------------

                             Transocean Inc. Fleet                       Page 2

(TRANSOCEAN LOGO)

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : November 29, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                         Current
                                                                                                                         Contract
Dynamically positioned   *      Floater     Yr. Entered(1)    Water          Drilling                                   Start/Idle
Rig Type/Name                    Type          Service      Depth (ft.)       Depth      Location         Client           Date
-----------------------------------------------------------------------------------------------------------------------------------
Other Floaters(25)
-----------------------------------------------------------------------------------------------------------------------------------
Peregrine III                    ship   *        1976          4,200          25,000     USGOM
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 700                        semi          1973/1997       3,600          25,000     E. Guinea    A. Hess             Oct-03
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Legend                semi            1983          3,500          25,000     Brazil                           May-04
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Amirante              semi          1978/1997       3,500          25,000     USGOM        ENI                 Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
C. Kirk Rhein, Jr.               semi          1976/1997       3,300          25,000     USGOM                            Mar-02
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Driller(9)            semi            1991          3,000          25,000     Brazill      Petrobras           Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Brazil                           Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
Falcon 100                       semi          1974/1999       2,400          25,000     USGOM        LLOG                Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 703                        semi          1973/1995       2,000          25,000     Australia    Apache              Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Australia    ENI                 Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Australia    BHPB                Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Australia    ENI                 Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Australia                        Mar-05
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 711                        semi            1982          1,800          25,000     UKNS         Shell               Apr-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS         Shell               Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Transocean John Shaw             semi            1982          1,800          25,000     UKNS         Oilexco             Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS         Encana              Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 712                        semi            1983          1,600          25,000     UKNS                             Nov-03
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 714                        semi          1983/1997       1,600          25,000     UKNS         BG                  Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS         BG                  Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS         BG                  Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS         BG                  Mar-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      BG                  Apr-05
-----------------------------------------------------------------------------------------------------------------------------------
Actinia                          semi            1982          1,500          25,000     India        Reliance            Oct-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 600                        semi            1983          1,500          25,000     Singapore                        Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 601                        semi            1983          1,500          25,000     Indonesia    Santos              Jul-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Indonesia    Unocal              Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedneth 701                      semi          1972/1993       1,500          25,000     Angola       CHEVRONTEXACO       Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 702                        semi          1973/1992       1,500          25,000     Australia                        Apr-03
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Winner                semi            1983          1,500          25,000     NNS                              Aug-02
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Searcher              semi          1983/1988       1,500          25,000     NNS          Statoil             Aug-04
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Prospect              semi          1983/1992       1,500          25,000     UKNS                             Oct-02
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Wildcat               semi          1977/1985       1,300          25,000     UKNS                             Oct-01
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Explorer              semi            1976          1,250          25,000     UKNS                             Jan-99
-----------------------------------------------------------------------------------------------------------------------------------
J.W. McLean                      semi          1974/1996       1,250          25,000     UKNS         ConocoPhillips      Aug-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 704                        semi          1974/1993       1,000          25,000     UKNS         Venture             Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS         Venture             Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         UKNS         Venture             Mar-05
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 706                        semi          1976/1994       1,000          25,000     UKNS                             Sep-03
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Current         Previous
                                            Estimated(2)               Contract         Contract
Rig Type/Name                                Expiration                Dayrate(3)       Dayrate(3)
--------------------------------------------------------------------------------------------------
Other Floaters(25)
--------------------------------------------------------------------------------------------------
Peregrine III                                                  idle                           N/A
--------------------------------------------------------------------------------------------------
Sedco 700                                                    Dec-04      $ 84,000        $ 84,000
--------------------------------------------------------------------------------------------------
Transocean Legend                                              idle                      $ 55,000
--------------------------------------------------------------------------------------------------
Transocean Amirante                                          May-05      $ 86,800        $ 50,000
--------------------------------------------------------------------------------------------------
C. Kirk Rhein, Jr.                                             idle                      $ 63,500
--------------------------------------------------------------------------------------------------
Transocean Driller(9)                                        Jul-06      $ 53,000        $ 52,000
--------------------------------------------------------------------------------------------------
                                    planned 10-day shipyard program                      $ 53,000
--------------------------------------------------------------------------------------------------
Falcon 100                                                   Jul-05      $ 85,000        $ 42,500
--------------------------------------------------------------------------------------------------
Sedco 703                                                    Dec-04      $ 73,700        $ 77,000
--------------------------------------------------------------------------------------------------
                                                             Jan-05      $ 75,000        $ 73,700
--------------------------------------------------------------------------------------------------
                                                             Feb-05      $ 75,000        $ 73,700
--------------------------------------------------------------------------------------------------
                                                             Mar-05      $ 75,000        $ 75,000
--------------------------------------------------------------------------------------------------
                                    planned 14-day shipyard program                      $ 75,000
--------------------------------------------------------------------------------------------------
Sedco 711                                                    Dec-04      $ 45,100        $ 43,000
--------------------------------------------------------------------------------------------------
                                                             Dec-05      $ 50,000        $ 45,100
--------------------------------------------------------------------------------------------------
Transocean John Shaw                                         Dec-04      $ 60,000        $ 45,000
--------------------------------------------------------------------------------------------------
                                                             Apr-05      $ 85,000        $ 60,000
--------------------------------------------------------------------------------------------------
Sedco 712                                                      idle                      $ 47,700
--------------------------------------------------------------------------------------------------
Sedco 714                                                    Jan-05      $ 45,000        $ 50,000
--------------------------------------------------------------------------------------------------
                                                             Feb-05      $ 47,000        $ 45,000
--------------------------------------------------------------------------------------------------
                                                             Mar-05      $ 50,000        $ 47,000
--------------------------------------------------------------------------------------------------
                                                             Apr-05      $ 55,000        $ 50,000
--------------------------------------------------------------------------------------------------
                                                             May-05      $ 60,000        $ 55,000
--------------------------------------------------------------------------------------------------
Actinia                                                      May-05      $ 54,000        $ 44,000
--------------------------------------------------------------------------------------------------
Sedco 600                                              sale pending                      $ 60,000
--------------------------------------------------------------------------------------------------
Sedco 601                                                    Dec-04      $ 66,000        $ 56,000
--------------------------------------------------------------------------------------------------
                                                             Feb-05      $ 66,000        $ 56,000
--------------------------------------------------------------------------------------------------
Sedneth 701                                                  Mar-05      $ 70,000        $ 63,000
--------------------------------------------------------------------------------------------------
Sedco 702                                                      idle                      $ 80,000
--------------------------------------------------------------------------------------------------
Transocean Winner                                              idle                      $120,000
--------------------------------------------------------------------------------------------------
Transocean Searcher                                          May-05      $122,000        $103,800
--------------------------------------------------------------------------------------------------
Transocean Prospect                                            idle                      $ 98,000
--------------------------------------------------------------------------------------------------
Transocean Wildcat                                             idle                      $ 85,000
--------------------------------------------------------------------------------------------------
Transocean Explorer                                            idle                      $145,000
--------------------------------------------------------------------------------------------------
J.W. McLean                                                  Nov-05      $ 51,000        $ 60,000
--------------------------------------------------------------------------------------------------
Sedco 704                                                    Jan-05      $ 45,000        $ 47,000
--------------------------------------------------------------------------------------------------
                                                             Mar-05      $ 63,500        $ 45,000
--------------------------------------------------------------------------------------------------
                                                             Mar-06      $ 91,000        $ 63,500
--------------------------------------------------------------------------------------------------
Sedco 706                                                      idle                      $ 57,000
--------------------------------------------------------------------------------------------------

                             Transocean Inc. Fleet                       Page 3

(TRANSOCEAN LOGO)

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : November 29, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                         Current
                                                                                                                         Contract
Dynamically positioned   *      Floater     Yr. Entered(1)    Water          Drilling                                   Start/Idle
Rig Type/Name                    Type          Service      Depth (ft.)       Depth      Location         Client           Date
-----------------------------------------------------------------------------------------------------------------------------------
Jackups(26)
-----------------------------------------------------------------------------------------------------------------------------------
Interocean III                                 1978/1993         300          25,000     Egypt         Zeitco             May-03
-----------------------------------------------------------------------------------------------------------------------------------
Shelf Explorer                                   1982            300          20,000     Indonesia     Kodeco             Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Comet                                 1980            250          20,000     Egypt         GUPCO              Oct-03
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Mercury                             1969/1998         250          20,000     Egypt         GUPCO              Dec-03
-----------------------------------------------------------------------------------------------------------------------------------
Transocean Nordic                                1984            300          25,000     India         Reliance           Feb-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         India         ONGC               Mar-05
-----------------------------------------------------------------------------------------------------------------------------------
Trident II                                     1977/1985         300          25,000     India         ONGC               May-03
-----------------------------------------------------------------------------------------------------------------------------------
Trident IV(11)                                 1980/1999         300          25,000     Egypt         IEOC               Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Italy         ENI                Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
Trident VI                                       1981            220          21,000     India         Reliance           Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
Trident VIII                                     1982            300          21,000     Cabinda       ChevronTexaco      Jul-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
Trident IX                                       1982            400          20,000     Vietnam       JVPC               Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
Trident XII                                    1982/1992         300          25,000     India         ONGC               Nov-03
-----------------------------------------------------------------------------------------------------------------------------------
Trident XIV                                    1982/1994         300          20,000     Cabinda       ChevronTexaco      May-04
-----------------------------------------------------------------------------------------------------------------------------------
Trident 15                                       1982            300          25,000     Thailand      Unocal             Feb-03
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Thailand      Unocal             Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          May-05
-----------------------------------------------------------------------------------------------------------------------------------
Trident 16                                       1982            300          25,000     Cambodia      ChevronTexaco      Oct-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Thailand      ChevronTexaco      Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
Trident 17                                       1983            355          25,000     Vietnam       Petronas Carigali  May-04
-----------------------------------------------------------------------------------------------------------------------------------
Trident 20                                       2000            350          25,000     Caspian       Petronas Carigali  Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
Ron Tappmeyer                                    1978            300          25,000     India         ONGC               Nov-03
-----------------------------------------------------------------------------------------------------------------------------------
Randolph Yost                                    1979            300          25,000     India         ONGC               Nov-03
-----------------------------------------------------------------------------------------------------------------------------------
D.R. Stewart(11)                                 1980            300          25,000     Egypt         IEOC               Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Italy         ENI                Feb-05
-----------------------------------------------------------------------------------------------------------------------------------
G.H. Galloway                                    1984            300          25,000     Italy         ENI                Jul-04
-----------------------------------------------------------------------------------------------------------------------------------
Harvey H. Ward                                   1981            300          25,000     Malaysia      Talisman           Jul-04
-----------------------------------------------------------------------------------------------------------------------------------
Roger W. Mowell                                  1982            300          25,000     Malaysia      Talisman           Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
J.T. Angel                                       1982            300          25,000     Indonesia                        Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
F.G. McClintock                                  1975            300          25,000     India         ONGC               Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
C.E. Thornton                                    1974            300          25,000     India         ONGC               Oct-04
-----------------------------------------------------------------------------------------------------------------------------------
Jupiter                                        1981/1997         170          16,000     UAE                              Sep-98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Current         Previous
                                            Estimated(2)               Contract         Contract
Rig Type/Name                                Expiration                Dayrate(3)       Dayrate(3)
--------------------------------------------------------------------------------------------------
Jackups(26)
--------------------------------------------------------------------------------------------------
Interocean III                                               Jul-05      $ 38,000        $ 39,000
--------------------------------------------------------------------------------------------------
Shelf Explorer                                               Jul-05      $ 48,000        $ 58,000
--------------------------------------------------------------------------------------------------
Transocean Comet                                             Oct-05      $ 32,000        $ 27,300
--------------------------------------------------------------------------------------------------
Transocean Mercury                                           Mar-05      $ 33,500        $ 30,500
--------------------------------------------------------------------------------------------------
Transocean Nordic                                            Mar-05      $ 57,800        $ 72,100
--------------------------------------------------------------------------------------------------
                                                             Mar-07      $ 74,200        $ 57,800
--------------------------------------------------------------------------------------------------
Trident II                                                   May-06      $ 60,000        $ 34,900
--------------------------------------------------------------------------------------------------
Trident IV(11)                                               Jan-05      $ 78,600        $ 59,900
--------------------------------------------------------------------------------------------------
                                                             Jul-05      $ 57,500        $ 78,600
--------------------------------------------------------------------------------------------------
Trident VI                                                   Feb-05      $ 55,000        $ 53,200
--------------------------------------------------------------------------------------------------
Trident VIII                                                 Jan-05      $ 43,000        $ 37,500
--------------------------------------------------------------------------------------------------
                                    60-day planned shipyard program                      $ 43,000
--------------------------------------------------------------------------------------------------
Trident IX                                                   Sep-05      $ 60,000        $ 56,300
--------------------------------------------------------------------------------------------------
Trident XII                                                  Nov-06      $ 62,250        $ 57,000
--------------------------------------------------------------------------------------------------
Trident XIV                                                  Apr-05      $ 60,000        $ 75,000
--------------------------------------------------------------------------------------------------
Trident 15                                                   Feb-05      $ 53,500        $ 70,000
--------------------------------------------------------------------------------------------------
                                                             Apr-06      $ 59,750        $ 53,500
--------------------------------------------------------------------------------------------------
                                    40-day planned shipyard program                      $ 59,800
--------------------------------------------------------------------------------------------------
Trident 16                                                   Jan-05      $ 67,700        $ 53,000
--------------------------------------------------------------------------------------------------
                                                             Feb-05      $ 60,000        $ 67,700
--------------------------------------------------------------------------------------------------
Trident 17                                                   Mar-06      $ 57,500        $ 62,000
--------------------------------------------------------------------------------------------------
Trident 20                                                   Jul-05      $ 90,000        $ 90,000
--------------------------------------------------------------------------------------------------
Ron Tappmeyer                                                Nov-06      $ 62,250        $ 50,100
--------------------------------------------------------------------------------------------------
Randolph Yost                                                Nov-06      $ 60,750        $ 64,000
--------------------------------------------------------------------------------------------------
D.R. Stewart(11)                                             Feb-05      $ 76,000        $ 51,000
--------------------------------------------------------------------------------------------------
                                                             Mar-05      $ 51,000        $ 76,000
--------------------------------------------------------------------------------------------------
G.H. Galloway                                                Jul-05      $ 51,000        $ 48,000
--------------------------------------------------------------------------------------------------
Harvey H. Ward                                               Jul-05      $ 46,350        $ 45,000
--------------------------------------------------------------------------------------------------
Roger W. Mowell                                              Nov-05      $ 46,350        $ 45,000
--------------------------------------------------------------------------------------------------
J.T. Angel                                      enroute to location                      $ 50,000
--------------------------------------------------------------------------------------------------
F.G. McClintock                                              Dec-07      $ 50,000        $ 50,000
--------------------------------------------------------------------------------------------------
C.E. Thornton                                                Oct-07      $ 45,000        $ 45,000
--------------------------------------------------------------------------------------------------
Jupiter                                                        idle
--------------------------------------------------------------------------------------------------

                             Transocean Inc. Fleet                       Page 4

(TRANSOCEAN LOGO)

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : November 29, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                         Current
                                                                                                                         Contract
Dynamically positioned   *      Floater     Yr. Entered(1)    Water          Drilling                                   Start/Idle
Rig Type/Name                    Type          Service      Depth (ft.)       Depth      Location         Client           Date
-----------------------------------------------------------------------------------------------------------------------------------
Self-ErectingTenders(4)
-----------------------------------------------------------------------------------------------------------------------------------
Searex 9                                         1981            400          20,000     Congo                            Apr-04
-----------------------------------------------------------------------------------------------------------------------------------
Searex 10                                      1983/1994         450          21,000     Nigeria                          Nov-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Angola        ChevronTexaco      Jan-05
-----------------------------------------------------------------------------------------------------------------------------------
Charley Graves                                   1975            500          20,000     Thailand      Unocal             Dec-04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Apr-05
-----------------------------------------------------------------------------------------------------------------------------------
W.D. Kent                                        1977            400          20,000     Malaysia                         Jan-03
-----------------------------------------------------------------------------------------------------------------------------------

Non-U.S. Drilling Barges(4)
-----------------------------------------------------------------------------------------------------------------------------------
Searex 4                                       1981/1989          21          25,000     Indonesia     Total              Sep-04
-----------------------------------------------------------------------------------------------------------------------------------
Searex 6                                       1981/1991          25          25,000     Cameroon                         Jul-02
-----------------------------------------------------------------------------------------------------------------------------------
Searex 12                                      1982/1992          25          25,000     Nigeria       Shell              Jun-04
-----------------------------------------------------------------------------------------------------------------------------------
Hibiscus(7)                                    1979/1993          25          16,000     Indonesia     Total              Jan-04
-----------------------------------------------------------------------------------------------------------------------------------

Platform Rigs(1)
-----------------------------------------------------------------------------------------------------------------------------------
Cliffs # 1                                      1988/98                       18,000     China
-----------------------------------------------------------------------------------------------------------------------------------

Other(2)
-----------------------------------------------------------------------------------------------------------------------------------
Joides Resolution(8)             ship   *        1978         27,000          30,000     Worldwide     IODP               May-04
-----------------------------------------------------------------------------------------------------------------------------------
Sedco 135D                                    1966/77/01         600                     Brazil        SLB                Jun-01
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Current         Previous
                                            Estimated(2)               Contract         Contract
Rig Type/Name                                Expiration                Dayrate(3)       Dayrate(3)
--------------------------------------------------------------------------------------------------
Self-ErectingTenders(4)
--------------------------------------------------------------------------------------------------
Searex 9                                                       idle                      $ 42,000
--------------------------------------------------------------------------------------------------
Searex 10                           30-day planned shipyard program
--------------------------------------------------------------------------------------------------
                                                             Dec-05     $ 41,000         $ 44,000
--------------------------------------------------------------------------------------------------
Charley Graves                                               Dec-06     $ 40,500         $ 40,000
--------------------------------------------------------------------------------------------------
                                    30-day planned shipyard program
--------------------------------------------------------------------------------------------------
W.D. Kent                                                      idle                      $ 35,000
--------------------------------------------------------------------------------------------------

Non-U.S. Drilling Barges(4)
--------------------------------------------------------------------------------------------------
Searex 4                                                     Sep-09     $ 39,200
--------------------------------------------------------------------------------------------------
Searex 6                                                       idle                      $ 27,500
--------------------------------------------------------------------------------------------------
Searex 12                                                    Jun-05     $ 49,000         $ 49,000
--------------------------------------------------------------------------------------------------
Hibiscus(7)                                                  Jan-07     $ 47,700         $ 44,300
--------------------------------------------------------------------------------------------------

Platform Rigs(1)
--------------------------------------------------------------------------------------------------
Cliffs # 1                                                     idle
--------------------------------------------------------------------------------------------------

Other(2)
--------------------------------------------------------------------------------------------------
Joides Resolution(8)                                         Jun-05     $ 66,000         $ 88,750
--------------------------------------------------------------------------------------------------
Sedco 135D                                                   Jun-09     $ 28,500
--------------------------------------------------------------------------------------------------

Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.

(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

(7)  Owned by a joint venture in which the company has a 75% interest.

(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(11) Rig was assigned by ENI to IEOC in Egypt in early September and is expected to return to ENI in Italy following the completion of work in Egypt. Increase in dayrate reflects higher operating costs associated with work in Egypt.

                             Transocean Inc. Fleet                       Page 5